  Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2009

•   Improve reliability

•   Improve safety and human performance

•   Deliver on budget, on plan, and on purpose

•   Drive customer satisfaction

•   Champion effective regulatory and legislative policies

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”)
Fourth Quarter and Year-to-Date, 2009 vs. 2008
(in millions, except per share amounts)

	Three months ended December 31,				Twelve months ended December 31,
	Earnings		Earnings per Common Share (Diluted)		Earnings		Earnings per Common Share (Diluted)

	2009	2008	2009	2008	2009	2008	2009	2008

PG&E Corporation Earnings from Operations (1)	$304	$260	$0.80	$0.70	$1,223	$1,081	$3.21	$2.95
Items Impacting Comparability: (2)
Tax benefit (3)	-	-	-	-	66	-	0.18	-
Recovery of hydro divestiture costs (4)	-	-	-	-	28	-	0.07	-
Accelerated work on gas system (5)	(27)	-	(0.08)	-	(59)	-	(0.16)	-
Severance costs (6)	(4)	-	(0.01)	-	(38)	-	(0.10)	-
Tax settlement (7)	-	257	-	0.67	-	257	-	0.68
PG&E Corporation Earnings on a GAAP basis	$273	$517	$0.71	$1.37	$1,220	$1,338	$3.20	$3.63

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.	Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP.

3.	For the twelve months ended December 31, 2009, PG&E Corporation recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.

4.
For the twelve months ended December 31, 2009, PG&E Corporation recognized $28 million, after-tax, following the California Public Utilities Commission’s (“CPUC”) decision authorizing PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (“Utility”), to recover costs previously incurred in connection with its hydroelectric generation facilities.

5.
For the three and twelve months ended December 31, 2009, PG&E Corporation incurred $27 million and $59 million, after-tax, respectively, of costs the Utility incurred to perform accelerated system-wide natural gas integrity surveys and associated remedial work.

6.
For the three and twelve months ended December 31, 2009, PG&E Corporation accrued $4 million and $38 million, after-tax, respectively, of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.

7.
For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004.  Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Income Available for Common Stock in Accordance with GAAP
Fourth Quarter and Year-to-Date, 2009 vs. 2008
(in millions)

	Three months ended December 31,		Twelve months ended December 31,

	Earnings		Earnings
	2009	2008	2009	2008
Pacific Gas and Electric Company Earnings from Operations (1)	$294	$265	$1,239	$1,125
Items Impacting Comparability: (2)
Tax benefit (3)	-	-	66	-
Recovery of hydro divestiture costs (4)	-		28	-
Accelerated work on gas system (5)	(27)	-	(59)	-
Severance costs (6)	(4)	-	(38)	-
Tax settlement (7)	-	60	-	60
Pacific Gas and Electric Company Earnings on a GAAP basis	$263	$325	$1,236	$1,185

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

3.	For the twelve months ended December 31, 2009, the Utility recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.

4.
For the twelve months ended December 31, 2009, the Utility recognized $28 million, after-tax, following the CPUC’s decision authorizing the Utility to recover costs previously incurred in connection with its hydroelectric generation facilities.

5.
For the three and twelve months ended December 31, 2009, the Utility incurred $27 million and $59 million, after-tax, respectively, of costs to perform accelerated system-wide natural gas integrity surveys and associated remedial work.

6.
For the three and twelve months ended December 31, 2009, the Utility accrued $4 million and $38 million, after-tax, respectively, of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.

7.
For the three and twelve months ended December 31, 2008, the Utility recognized net income of $60 million, a portion of the $257 million in net income recognized by PG&E Corporation resulting from a settlement of tax audits for tax years 2001 through 2004.

Table 4: Key Drivers of PG&E Corporation Earnings per Common Share from Operations
Fourth Quarter and Year-to-Date, 2009 vs. 2008
($/Share, Diluted)

Q4 2008 EPS from Operations (1)	$0.70
Increase in rate base revenues	0.05
Recovery of wholesale electric market design costs	0.02
Lower long-term disability claims rate	0.02
Expenses for statewide and local initiatives (2)	0.01
Uncollectibles expense, net	0.01
Recovery of 2008 wildfire expenses	0.01
Gas transmission revenues	0.01
Miscellaneous items	0.04

Energy efficiency incentive revenues	(0.01)
Increase in shares outstanding	(0.02)
Nuclear refueling outage (3)	(0.04)
Q4 2009 EPS from Operations (1)	$0.80

2008 YTD EPS from Operations (1)	$2.95
Increase in rate base revenues	0.24
Storm and outage expenses (2)	0.07
Expenses for statewide and local initiatives (2)	0.04
Recovery of wholesale electric market design costs	0.02
Lower long-term disability claims rate	0.01
Recovery of 2008 wildfire expenses	0.01
Gas transmission revenues	0.01

Environmental remediation	(0.01)
Energy efficiency incentive revenues	(0.01)
Increase in shares outstanding	(0.10)
Miscellaneous items	(0.02)
2009 YTD EPS from Operations (1)	$3.21

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.
2.	Costs incurred in 2008 with no similar costs in 2009.
3.	Dual refueling outage year with extra revenues collected each quarter to offset the expense of the second refueling.

Table 5: PG&E Corporation Share Statistics
Year-to-Date 2009 vs. Year-to-Date 2008
(shares in millions, except per share amounts)

	Year-to-Date 2009	Year-to-Date 2008	% Change
Common Stock Data

Book Value per share – end of period (1)	$26.68	$24.64	8.28%

Weighted average common shares outstanding, basic	368	357	3.08%
Employee share-based compensation	1	1	-%
Weighted average common shares outstanding, diluted	369	358	3.07%
9.5% Convertible Subordinated Notes (participating securities)	17	19	(10.53)%
Weighted average common shares outstanding and participating securities, diluted	386	377	2.39%

1.	Common shareholders’ equity per common share outstanding at period end (includes the effect of participating securities).

Source:    PG&E Corporation’s Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 6: Operational Performance Metrics
Year-to-Date Actual 2009 vs. Targets 2009

			2009
		Percentage Weight (1)	YTD Actual	YTD Target

1.	Earnings from Operations (in millions)	50%	$1,223	See note (2)

2.	Customer Satisfaction & Brand Health Index	17.5%	76.8	76.1

3.	Reliable Energy Delivery Index	17.5%	1.775	1.000

4.	Employee Engagement Premier Survey	5%	66.7%	69.5%

5.	Safety Performance	10%	2.382	2.755

1.	Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.	2009 target is not publicly reported but is consistent with publicly disclosed guidance range for 2009 EPS from operations of $3.15-$3.25.

DEFINITIONS OF 2009 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to earnings in accordance with GAAP, see Tables 2 and 3 above.

The 2009 target for earnings from operations is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2009 EPS from operations of $3.15-$3.25.  For a reconciliation of 2009 EPS guidance on an earnings from operations basis to a GAAP basis, see Table 8.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which has a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E’s operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand, and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E’s images, such as trust, heritage, and social responsibility.  The Customer Satisfaction & Brand Health Index measures residential, small business, and medium business customer perceptions with weightings of 60 percent for residential customers and 40 percent for business customers.  A higher index score indicates better performance in customer satisfaction and brand health.

3.	Reliable Energy Delivery Index:

Reliable Energy Delivery Index is a composite of three categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric system unplanned interruptions and performance improvement in the resurvey of the gas system.  A higher index score indicates better performance in reliable energy delivery.
1. System Average Interruption Frequency Index (SAIFI)
2. Customer Average Interruption Duration Index (CAIDI)
3. Gas Leak Re-Survey

4.	Employee Engagement Premier Survey:

The Employee Index is derived by averaging the percent favorable responses to 40 survey items. A higher index score indicates better performance in employee engagement.

5.	Safety Performance:

The Occupational Safety & Health Administration (OSHA) Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.  A lower OSHA rate indicates better safety performance.

Table 7: Pacific Gas and Electric Company Operating Statistics
Fourth Quarter and Year-to-Date, 2009 vs. 2008

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008

Electric Sales (in millions kWh)
Residential	7,688	7,421	31,234	31,454
Commercial	8,322	8,360	32,958	34,053
Industrial	3,760	4,126	14,806	16,148
Agricultural	1,210	1,222	5,804	5,594
BART, public street and highway lighting	207	213	826	877
Other electric utilities	-	1	1	1
Sales from Energy Deliveries	21,187	21,343	85,629	88,127

Total Electric Customers at December 31			5,145,382	5,134,423

Bundled Gas Sales (in millions MCF)
Residential	52	46	195	199
Commercial	15	15	58	64
Total Bundled Gas Sales	67	61	253	263
Transportation Only	151	133	569	570
Total Gas Sales	218	194	822	833

Total Gas Customers at December 31			4,281,169	4,271,214

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	3,893	4,846	16,265	17,096
Hydro (net)	1,813	1,645	8,806	7,865
Fossil	849	125	3,042	518
Total Utility Generation	6,555	6,616	28,113	25,479
Purchased Power
Qualifying Facilities	2,990	3,579	14,124	15,758
Irrigation Districts	451	285	2,801	2,094
Renewable Resources, excluding QFs	1,465	1,048	5,744	3,869
Other Purchased Power	2,101	6,259	11,628	26,470
CAISO Purchases/Sales, net	3,522	(56)	8,469	(523)
Total Net Purchased Power	10,529	11,115	42,766	47,668

Delivery from DWR	3,445	3,220	13,244	13,344

Delivery to Direct Access Customers	1,450	1,505	5,643	6,191

Other (includes energy loss)	(792)	(1,113)	(4,137)	(4,555)

Total Electric Energy Delivered	21,187	21,343	85,629	88,127

Diablo Canyon Performance
Overall capacity factor (including refuelings)	79%	98%	83%	87%
Refueling outage period	10/3/09-11/10/09	None	1/24/09-3/24/09 10/3/09-11/10/09	2/3/08-4/12/08
Refueling outage duration during the period (days)	37.8	None	95.8	68.9

Table 8: PG&E Corporation EPS Guidance

2010 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.35	$3.50
Estimated Items Impacting Comparability	-	-
Taxpayer Right to Vote (1)	(0.09)	(0.06)
Estimated EPS on a GAAP Basis	$3.26	$3.44

2011 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.65	$3.85
Estimated Items Impacting Comparability	-	-
Estimated EPS on a GAAP Basis	$3.65	$3.85

1.	Expenses related to the California Taxpayers’ Right to Vote Act.

Management's statements regarding guidance for earnings from operations per common share for PG&E Corporation, estimated rate base, and general earnings sensitivities, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management’s control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;

•	the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;

•
the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;

•
explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, and similar events that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;

•
the impact of storms, earthquakes, floods, drought, wildfires, disease and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand, or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology that include the development of alternative technologies that enable customers to increase their reliance on self-generation, or other reasons;

Table 8 (continued): PG&E Corporation EPS Guidance

•
the occurrence of unplanned outages at the Utility’s two nuclear generating units at  Diablo Canyon, the availability of nuclear fuel, the outcome of the Utility’s application to renew the operating licenses for Diablo Canyon, and potential changes in laws or regulations with respect to the storage of spent nuclear fuel, security, safety or other matters associated with the operations at Diablo Canyon;

•	whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;

•	whether the Utility earns incentive revenues or incurs obligations under incentive ratemaking mechanisms;

•	the impact of federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	whether the new wholesale electricity markets in California will continue to function effectively and whether the Utility can successfully implement “dynamic pricing” for its electricity customers;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•	the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

•	the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

•	the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and

•	other factors and risks discussed in PG&E Corporation’s and the Utility’s 2009 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2009	2010	2011
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$19.8	$21.3 - 21.4	$24.0 - 24.4

The estimate of rate base for 2010 and 2011, and the forecast of capital expenditures that the estimate is based on are forward-looking statements that are subject to various risks and uncertainties, including whether the amount and timing of actual expenditures are consistent with the forecasted amount and timing.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see the factors listed in Table 8 and the discussion of risk factors in PG&E Corporation and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2009.

Table 10: General Earnings Sensitivities
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2010 Earnings Impact	Estimated 2011 Earnings Impact

Rate base	+/- $100 million change in rate base	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in allowed ROE	+/- $11 million	+/- $13 million

Share count	+/- 1% change in average shares	+/- $0.03 per share	+/- $.04 per share

Revenues	+/- $7 million change in at-risk revenue (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $.01 per share

These general earnings sensitivities that may affect 2010 and 2011 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2009
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, December 31, 2008	$219

Sources of Cash
Cash from operations	$3,039
Decrease in restricted cash	666
Net proceeds from issuance of commercial paper	43
Net proceeds from issuance of short-term debt	499
Net proceeds from issuance of long-term debt	1,730
Common stock issued	219
Other	19
$6,215

Uses of Cash
Capital expenditures	$3,958
Investments in and proceeds from nuclear decommissioning trust, net	63
Long-term debt matured or repurchased	909
Energy recovery bonds matured	370
Common stock dividends paid	590
Other	17
$5,907

Cash and Cash Equivalents, December 31, 2009	$527

Source:  PG&E Corporation’s Consolidated Statement of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 12: PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Cash Position
Year-to-Date 2009 vs. Year-to-Date 2008
(in millions)

	2009	2008	Change

Cash Flow from Operating Activities (YTD December 31)
PG&E Corporation	$135	$(3)	$138
Pacific Gas and Electric Company	2,904	2,766	138
	$3,039	$2,763	$276

Consolidated Cash Balance (at December 31)
PG&E Corporation	$193	$167	$26
Pacific Gas and Electric Company	334	52	282
	$527	$219	$308

Consolidated Restricted Cash Balance (at December 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company (1)	646	1,309	(663)
	$646	$1,309	$(663)

1.	Includes $13 million and $19 million of restricted cash classified as Other Noncurrent Assets – Other in 2009 and 2008, respectively.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 13: PG&E Corporation and Pacific Gas and Electric Company’s Long-Term Debt
Year-End 2009 vs. Year-End 2008
(in millions)

	Balance at
	December 31, 2009	December 31, 2008
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$247	$280
Less: current portion	(247)	-
Total convertible subordinated notes	-	280
Senior notes, 5.75%, due 2014	350	-
Unamortized discount	(2)	-
Total senior notes	348	-
Total PG&E Corporation long-term debt, net of current portion	348	280
Utility
Senior notes:
3.60% due 2009	-	600
4.20% due 2011	500	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
6.05% due 2034	3,000	3,000
5.80% due 2037	700	700
6.35% due 2038	400	400
6.25% due 2039	550	-
5.40% due 2040	550	-
Less: current portion	-	(600)
Unamortized discount, net of premium	(35)	(22)
Total senior notes	8,565	7,478
Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates(1), due 2026(2)	614	614
Series 1996 A, 5.35%, due 2016	200	200
Series 2004 A-D, 4.75%, due 2023	345	345
Series 2008 A-D, variable rates, due 2016 and 2026	-	309
Series 2008 G and F, 3.75%(3), due 2018 and 2026	95	95
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	-
Less: current portion	(95)	-
Total pollution control bonds	1,468	1,563
Total Utility long-term debt, net of current portion	10,033	9,041
Total consolidated long-term debt, net of current portion	$10,381	$9,321

(1) At December 31, 2009, interest rates on these bonds and the related loans ranged from 0.20% to 0.25%.
(2) Each series of these bonds is supported by a separate letter of credit that expires on February 26, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.

(3) These bonds bear interest at 3.75% per year through September 19, 2010, are subject to mandatory tender on September 20, 2010, and may be remarketed in a fixed or variable rate mode.
(4) At December 31, 2009, interest rates on these bonds and the related loans ranged from 0.18% to 0.24%.
(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and Energy Recovery Bonds as of December 31, 2009
(in millions, except interest rates)

	2010	2011	2012		2013	2014	Thereafter	Total
LONG-TERM DEBT:
PG&E Corporation
Average fixed interest rate	9.50%	-	-		-	5.75%	-	7.30%
Fixed rate obligations	$247	-	-		-	$350	-	$597
Utility
Average fixed interest rate	3.75%	4.20%	-		6.25%	4.80%	6.13%
Fixed rate obligations	$95	$500	-		$400	$1,000	$7,245	$9,240
Variable interest rate as of December 31, 2009	-	0.21%	0.21%		-	-	-	0.21%
Variable rate obligations	-	$309 (1)	$614	(2)	-	-	-	$923
Less: current portion	(342)	-	-		-	-	-	(342)
Total consolidated long-term debt	$-	$809	$614		$400	$1,350	$7,245	$10,418

(1) These bonds, due in 2016-2026, are backed by a direct-pay letter of credit that expires on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.

(2) The $614 million pollution control bonds, due in 2026, are backed by letters of credit that expire on February 26, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (3):	2010	2011	2012	Total
Utility
Average fixed interest rate	4.49%	4.59%	4.66%	4.58%
Energy recovery bonds	$386	$404	$423	$1,213

(3) These bonds were issued by PG&E Energy Recovery Funding LLC (“PERF”), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company. The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, known as "recovery property," to be paid a specified amount from a dedicated rate component. While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company. The assets, including recovery property, of PERF are not available to creditors of PG&E Corporation or Pacific Gas and Electric Company, and recovery property is not legally an asset of PG&E Corporation or Pacific Gas and Electric Company.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Nuclear Relicensing
On January 29, 2010, the Utility filed an application with the CPUC to recover the costs associated with renewal of the Diablo Canyon Power Plant (DCPP) operating licenses for Units 1 and 2.  The application requests authority to recover in rates, starting January 1, 2015, an initial revenue requirement of $21.6 million for costs associated with obtaining the federal and state approvals required to seek license renewal.  DCPP’s current federal operating licenses expire in 2024 and 2025 for the two units.  The Utility requested that the Nuclear Regulatory Commission (NRC) renew the current operating licenses for an additional 20 years to 2044 and 2045.

A.10-01-022
2011 General Rate Case (“GRC”)
On December 21, 2009, the Utility filed the 2011 GRC to determine the amount of base revenues that the Utility may collect in rates to recover costs for the Utility’s gas and electric distribution and electric generation operations for the period 2011 to 2013.  The Utility has requested a final decision from the CPUC by  the end of 2010.
A. 09-12-020
SmartGrid Compressed Energy Storage Demonstration Project
The Utility requested CPUC approval for recovery of $24.9 million in costs from ratepayers for Phase I of a 300-MW Advanced Compressed Air Energy Storage system demonstration project. Funds requested will be matched with a DOE grant funding award under ARRA for 2009 for Phase I of the project.  A final decision approving PG&E's request was issued on January 21, 2010.

A. 09-09-019 D. 10-01-025
Manzana Wind Project
On December 3, 2009, the Utility filed an application to obtain approval to acquire, develop and construct the Manzana Wind Project and recover the costs of the project in rates.  Under the transaction, PG&E has entered into: (1) a Purchase and Sale Agreement (PSA) to acquire the project from Iberdrola Renewables, Inc.  (2) a Project Completion Agreement (PCA) under which PPM Technical Services, Inc. (a subsidiary of Iberdrola) will develop and construct the project.  The Utility has requested a final decision from the CPUC by September 2010.

A. 09-12-002
Request for New Generation Offers and Potential New Utility-Owned Generation
Following the Utility’s request for offers for long-term generation resources, the Utility executed several contracts that were submitted to the CPUC for approval in 2009.  One of the contracts is a proposal for a third party to develop a 586 MW natural gas fired combined-cycle facility to be transferred to, and operated by, the Utility following expected completion in 2014

R.06-02-013 A.09-04-001 A.09-09-021
Gas Transmission & Storage
On September 18, 2009, the Utility filed an application with the CPUC for the 2011 Gas Transmission & Storage Rate Case that will determine rates, terms, and conditions of the Utility’s gas transmission and storage services beginning January 1, 2011.  A final decision is expected in late 2010.

A.09-09-013

Table 15 (continued): Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Transmission Owner (“TO”) 12 Rate Case
On July 30, 2009, the Utility filed its TO 12 rate case at the FERC, requesting a retail transmission revenue requirement of $946 million. The filing was accepted by FERC on September 30, 2009, making the rates effective on March 1, 2010, subject to settlement procedures and refund.  A final decision is expected in the second or third quarter of 2010.

ER09-1521-000
Photovoltaic Program
The Utility has requested that the CPUC approve a proposal to develop up to 250 MW of Utility-owned renewable generation resources based on solar photovoltaic (“PV”) technology and to execute power purchase agreements for up to 250 MW of PV projects to be developed by independent power producers. A CPUC decision is expected by the end of first quarter, 2010.

A.09-02-019
Energy Efficiency Order Instituting Rulemaking Post-2005
CPUC proceeding to establish incentive ratemaking mechanisms for implementation of the California utilities’ energy efficiency programs and to resolve the utilities’ claims for 2006-2008 shareholder incentives.  The CPUC authorized the second installment of the interim Risk/Reward Incentive Mechanism for 2006-2008 in the amount of $33.4MM.  The final true-up for this claim is expected in 2010.

R.09-01-019 D.09-12-045
SmartGrid Order Instituting Rulemaking
CPUC proceeding to consider the development of SmartGrid technologies in California. The CPUC issued an initial policy decision in December 2009 adopting procedures for SCE, PG&E and SDG&E to obtain CPUC approval for Smart Grid related investments through General Rate Cases or individual applications.  This rulemaking proceeding will have additional phases in 2010 and 2011.

R.08-12-009 D. 09-12-046
Proposed Electric Distribution Reliability Program (Cornerstone Improvement Program)
The Utility has requested the CPUC to authorize $2.1 billion in capital expenditures and operating and maintenance expense associated with the Utility’s proposed electric distribution reliability program over a six-year period beginning in 2010 through 2016.  The requested amounts are incremental to amounts previously authorized for recovery in the 2007 General Rate Case and are incremental to amounts the Utility has requested in its 2011 General Rate Case.  Hearings were completed in August 2009, and a final decision is expected by the second quarter, 2010.

A.08-05-023

 Discussion of these regulatory cases is included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 16: PG&E Corporation
Consolidated Statements of Income
(in millions, except per share amounts)

	Year ended December 31,
	2009	2008	2007
Operating Revenues
Electric	$10,257	$10,738	$9,480
Natural gas	3,142	3,890	3,757
Total operating revenues	13,399	14,628	13,237
Operating Expenses
Cost of electricity	3,711	4,425	3,437
Cost of natural gas	1,291	2,090	2,035
Operating and maintenance	4,346	4,201	3,881
Depreciation, amortization, and decommissioning	1,752	1,651	1,770
Total operating expenses	11,100	12,367	11,123
Operating Income	2,299	2,261	2,114
Interest income	33	94	164
Interest expense	(705)	(728)	(762)
Other income (expense), net	67	(4)	43
Income Before Income Taxes	1,694	1,623	1,559
Income tax provision	460	425	539
Income From Continuing Operations	1,234	1,198	1,020
Discontinued Operations
NEGT income tax benefit	-	154	-
Net Income	1,234	1,352	1,020
Preferred stock dividend requirement of subsidiary	14	14	14
Income Available for Common Shareholders	$1,220	$1,338	$1,006

Weighted Average Common Shares Outstanding, Basic	368	357	351
Weighted Average Common Shares Outstanding, Diluted	386	358	353
Earnings Per Common Share from Continuing Operations, Basic	$3.25	$3.23	$2.79
Net Earnings Per Common Share, Basic	$3.25	$3.64	$2.79
Earnings Per Common Share from Continuing Operations, Diluted	$3.20	$3.22	$2.78
Net Earnings Per Common Share, Diluted	$3.20	$3.63	$2.78
Dividends Declared Per Common Share	$1.68	$1.56	$1.44

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 17: PG&E Corporation
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$527	$219
Restricted cash	633	1,290
Accounts receivable:
Customers (net of allowance for doubtful accounts of $68 million in 2009 and $76 million in 2008)	1,609	1,751
Accrued unbilled revenue	671	685
Regulatory balancing accounts	1,109	1,197
Inventories:
Gas stored underground and fuel oil	114	232
Materials and supplies	200	191
Income taxes receivable	127	120
Prepaid expenses and other	667	718
Total current assets	5,657	6,403
Property, Plant, and Equipment
Electric	30,481	27,638
Gas	10,697	10,155
Construction work in progress	1,888	2,023
Other	14	17
Total property, plant, and equipment	43,080	39,833
Accumulated depreciation	(14,188)	(13,572)
Net property, plant, and equipment	28,892	26,261
Other Noncurrent Assets
Regulatory assets	5,522	5,996
Nuclear decommissioning funds	1,899	1,718
Income taxes receivable	596	-
Other	379	482
Total other noncurrent assets	8,396	8,196
TOTAL ASSETS	$42,945	$40,860

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 17 (continued): PG&E Corporation
Consolidated Balance Sheets
(in millions, except share amounts)

	Balance at December 31,
	2009	2008
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$833	$287
Long-term debt, classified as current	342	600
Energy recovery bonds, classified as current	386	370
Accounts payable:
Trade creditors	984	1,096
Disputed claims and customer refunds	773	1,580
Regulatory balancing accounts	281	730
Other	349	343
Interest payable	818	802
Income taxes payable	214	-
Deferred income taxes	332	251
Other	1,501	1,567
Total current liabilities	6,813	7,626
Noncurrent Liabilities
Long-term debt	10,381	9,321
Energy recovery bonds	827	1,213
Regulatory liabilities	4,125	3,657
Pension and other postretirement benefits	1,773	2,088
Asset retirement obligations	1,593	1,684
Deferred income taxes	4,732	3,397
Other	2,116	2,245
Total noncurrent liabilities	25,547	23,605
Commitments and Contingencies
Equity
Shareholders’ Equity
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common stock, no par value, authorized 800,000,000 shares, issued 370,601,905 common and 670,552 restricted shares in 2009 and issued 361,059,116 common and 1,287,569 restricted shares in 2008	6,280	5,984
Reinvested earnings	4,213	3,614
Accumulated other comprehensive loss	(160)	(221)
Total shareholders’ equity	10,333	9,377
Noncontrolling Interest – Preferred Stock of Subsidiary	252	252
Total equity	10,585	9,629
TOTAL LIABILITIES AND EQUITY	$42,945	$40,860

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 18: PG&E Corporation
Consolidated Statements of Cash Flows
(in millions)

	Year ended December 31,
	2009	2008	2007
Cash Flows From Operating Activities
Net income	$1,234	$1,352	$1,020
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,947	1,863	1,959
Allowance for equity funds used during construction	(94)	(70)	(64)
Deferred income taxes and tax credits, net	809	590	55
Other changes in noncurrent assets and liabilities	(17)	(126)	192
Effect of changes in operating assets and liabilities:
Accounts receivable	156	(87)	(6)
Inventories	109	(59)	(41)
Accounts payable	(40)	(140)	(178)
Disputed claims and customer refunds	(700)	-	-
Income taxes receivable/payable	171	(59)	56
Regulatory balancing accounts, net	(521)	(394)	(567)
Other current assets	(2)	(221)	172
Other current liabilities	13	120	8
Other	(26)	(6)	(46)
Net cash provided by operating activities	3,039	2,763	2,560
Cash Flows From Investing Activities
Capital expenditures	(3,958)	(3,628)	(2,769)
Decrease in restricted cash	666	36	185
Proceeds from sales of nuclear decommissioning trust investments	1,351	1,635	830
Purchases of nuclear decommissioning trust investments	(1,414)	(1,684)	(933)
Other	19	(11)	21
Net cash used in investing activities	(3,336)	(3,652)	(2,666)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and revolving credit facility	300	533	850
Repayments under accounts receivable facility and revolving credit facility	(300)	(783)	(900)
Net issuance (repayments) of commercial paper, net of discount of $3 million in 2009, $11 million in 2008, and $1 million in 2007	43	6	(209)
Proceeds from issuance of short-term debt, net of issuance costs of $1 million in 2009	499	-	-
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $29 million in 2009, $19 million in 2008, and $16 million in 2007	1,730	2,185	1,184
Long-term debt matured or repurchased	(909)	(454)	-
Rate reduction bonds matured	-	-	(290)
Energy recovery bonds matured	(370)	(354)	(340)
Common stock issued	219	225	175
Common stock dividends paid	(590)	(546)	(496)
Other	(17)	(49)	21
Net cash provided by (used in) financing activities	605	763	(5)
Net change in cash and cash equivalents	308	(126)	(111)
Cash and cash equivalents at January 1	219	345	456
Cash and cash equivalents at December 31	$527	$219	$345
Supplemental disclosures of cash flow information
Cash received (paid) for:
Interest, net of amounts capitalized	$(612)	$(523)	$(514)
Income taxes, net	359	112	(537)
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$157	$143	$129
Capital expenditures financed through accounts payable	273	348	279
Noncash common stock issuances	50	22	6

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 19: PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

	Common Stock Shares	Common Stock Amount	Common Stock Held by Subsidiary	Reinvested Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholders’ Equity	Noncontrolling Interest – Preferred Stock of Subsidiary	Total Equity	Comprehensive Income
Balance at December 31, 2006	374,181,059	$5,877	$(718)	$2,671	$(19)	$7,811	$252	$8,063
Income available for common shareholders	-	-	-	1,006	-	1,006	-	1,006	$1,006
Employee benefit plan adjustment (net of income tax expense of $17 million)	-	-	-	-	29	29	-	29	29
Comprehensive income									$1,035
Common stock issued, net	5,465,217	175	-	-	-	175	-	175
Stock-based compensation amortization	-	31	-	-	-	31	-	31
Common stock dividends declared and paid	-	-	-	(379)	-	(379)	-	(379)
Common stock dividends declared but not yet paid	-	-	-	(129)	-	(129)	-	(129)
Tax benefit from employee stock plans	-	27	-	-	-	27	-	27
Adoption of new accounting pronouncement	-	-	-	(18)	-	(18)	-	(18)
Balance at December 31, 2007	379,646,276	6,110	(718)	3,151	10	8,553	252	8,805
Income available for common shareholders	-	-	-	1,338	-	1,338	-	1,338	$1,338
Employee benefit plan adjustment (net of income tax benefit of $156 million)	-	-	-	-	(231)	(231)	-	(231)	(231)
Comprehensive income									$1,107
Common stock issued, net	7,365,909	247	-	-	-	247	-	247
Common stock cancelled	(24,665,500)	(403)	718	(315)	-	-	-	-
Stock-based compensation amortization	-	24	-	-	-	24	-	24
Common stock dividends declared and paid	-	-	-	(417)	-	(417)	-	(417)
Common stock dividends declared but not yet paid	-	-	-	(143)	-	(143)	-	(143)
Tax benefit from employee stock plans	-	6	-	-	-	6	-	6
Balance at December 31, 2008	362,346,685	5,984	-	3,614	(221)	9,377	252	9,629
Income available for common shareholders	-	-	-	1,220	-	1,220	-	1,220	$1,220
Employee benefit plan adjustment (net of income tax expense of $8 million)	-	-	-	-	61	61	-	61	61
Comprehensive income									$1,281
Common stock issued, net	8,925,772	269	-	-	-	269	-	269
Stock-based compensation amortization	-	20	-	-	-	20	-	20
Common stock dividends declared and paid	-	-	-	(464)	-	(464)	-	(464)
Common stock dividends declared but not yet paid	-	-	-	(157)	-	(157)	-	(157)
Tax benefit from employee stock plans	-	7	-	-	-	7	-	7
Balance at December 31, 2009	371,272,457	$6,280	$-	$4,213	$(160)	$10,333	$252	$10,585

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 20: Pacific Gas and Electric Company
Consolidated Statements of Income
(in millions)

	Year ended December 31,
	2009	2008	2007
Operating Revenues
Electric	$10,257	$10,738	$9,481
Natural gas	3,142	3,890	3,757
Total operating revenues	13,399	14,628	13,238
Operating Expenses
Cost of electricity	3,711	4,425	3,437
Cost of natural gas	1,291	2,090	2,035
Operating and maintenance	4,343	4,197	3,872
Depreciation, amortization, and decommissioning	1,752	1,650	1,769
Total operating expenses	11,097	12,362	11,113
Operating Income	2,302	2,266	2,125
Interest income	33	91	150
Interest expense	(662)	(698)	(732)
Other income, net	59	28	52
Income Before Income Taxes	1,732	1,687	1,595
Income tax provision	482	488	571
Net Income	1,250	1,199	1,024
Preferred stock dividend requirement	14	14	14
Income Available for Common Stock	$1,236	$1,185	$1,010

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 21: Pacific Gas and Electric Company
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$334	$52
Restricted cash	633	1,290
Accounts receivable:
Customers (net of allowance for doubtful accounts of $68 million in 2009 and $76 million in 2008)	1,609	1,751
Accrued unbilled revenue	671	685
Related parties	1	2
Regulatory balancing accounts	1,109	1,197
Inventories:
Gas stored underground and fuel oil	114	232
Materials and supplies	200	191
Income taxes receivable	138	25
Prepaid expenses and other	662	705
Total current assets	5,471	6,130
Property, Plant, and Equipment
Electric	30,481	27,638
Gas	10,697	10,155
Construction work in progress	1,888	2,023
Total property, plant, and equipment	43,066	39,816
Accumulated depreciation	(14,175)	(13,557)
Net property, plant, and equipment	28,891	26,259
Other Noncurrent Assets
Regulatory assets	5,522	5,996
Nuclear decommissioning funds	1,899	1,718
Related parties receivable	25	27
Income taxes receivable	610	-
Other	291	407
Total other noncurrent assets	8,347	8,148
TOTAL ASSETS	$42,709	$40,537

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 21 (continued): Pacific Gas and Electric Company
Consolidated Balance Sheets
(in millions, except share amounts)

	Balance at December 31,
	2009	2008
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$833	$287
Long-term debt, classified as current	95	600
Energy recovery bonds, classified as current	386	370
Accounts payable:
Trade creditors	984	1,096
Disputed claims and customer refunds	773	1,580
Related parties	16	25
Regulatory balancing accounts	281	730
Other	347	325
Interest payable	813	802
Income tax payable	223	53
Deferred income taxes	334	257
Other	1,307	1,371
Total current liabilities	6,392	7,496
Noncurrent Liabilities
Long-term debt	10,033	9,041
Energy recovery bonds	827	1,213
Regulatory liabilities	4,125	3,657
Pension and other postretirement benefits	1,717	2,040
Asset retirement obligations	1,593	1,684
Deferred income taxes	4,764	3,449
Other	2,073	2,170
Total noncurrent liabilities	25,132	23,254
Commitments and Contingencies
Shareholders’ Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 264,374,809 shares in 2009 and 2008	1,322	1,322
Additional paid-in capital	3,055	2,331
Reinvested earnings	6,704	6,092
Accumulated other comprehensive loss	(154)	(216)
Total shareholders’ equity	11,185	9,787
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$42,709	$40,537

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 22: Pacific Gas and Electric Company
Consolidated Statements of Cash Flows
(in millions)

	Year ended December 31,
	2009	2008	2007
Cash Flows From Operating Activities
Net income	$1,250	$1,199	$1,024
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,927	1,838	1,956
Allowance for equity funds used during construction	(94)	(70)	(64)
Deferred income taxes and tax credits, net	787	593	43
Other changes in noncurrent assets and liabilities	6	(25)	188
Effect of changes in operating assets and liabilities:
Accounts receivable	157	(83)	(6)
Inventories	109	(59)	(41)
Accounts payable	(33)	(137)	(196)
Disputed claims and customer refunds	(700)	-	-
Income taxes receivable/payable	21	43	56
Regulatory balancing accounts, net	(521)	(394)	(567)
Other current assets	(2)	(223)	170
Other current liabilities	24	90	24
Other	(27)	(6)	(46)
Net cash provided by operating activities	2,904	2,766	2,541
Cash Flows From Investing Activities
Capital expenditures	(3,958)	(3,628)	(2,768)
Decrease in restricted cash	666	36	185
Proceeds from sales of nuclear decommissioning trust investments	1,351	1,635	830
Purchases of nuclear decommissioning trust investments	(1,414)	(1,684)	(933)
Other	11	1	21
Net cash used in investing activities	(3,344)	(3,640)	(2,665)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and revolving credit facility	300	533	850
Repayments under accounts receivable facility and revolving credit facility	(300)	(783)	(900)
Net issuance (repayments) of commercial paper, net of discount of $3 million in 2009, $11 million in 2008, and $1 million in 2007	43	6	(209)
Proceeds from issuance of short-term debt, net of issuance costs of $1 million in 2009	499	-	-
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $25 million in 2009, $19 million in 2008, and $16 million in 2007	1,384	2,185	1,184
Long-term debt matured or repurchased	(909)	(454)	-
Rate reduction bonds matured	-	-	(290)
Energy recovery bonds matured	(370)	(354)	(340)
Preferred stock dividends paid	(14)	(14)	(14)
Common stock dividends paid	(624)	(568)	(509)
Equity contribution	718	270	400
Other	(5)	(36)	23
Net cash provided by financing activities	722	785	195
Net change in cash and cash equivalents	282	(89)	71
Cash and cash equivalents at January 1	52	141	70
Cash and cash equivalents at December 31	$334	$52	$141
Supplemental disclosures of cash flow information
Cash received (paid) for:
Interest, net of amounts capitalized	$(578)	$(496)	$(474)
Income taxes, net	170	95	(594)
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$273	$348	$279

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.

Table 23: Pacific Gas and Electric Company
Consolidated Statements of Shareholders’ Equity
 (in millions)

	Preferred Stock Without Mandatory Redemption Provisions	Common Stock	Additional Paid-in Capital	Common Stock Held by Subsidiary	Reinvested Earnings	Accumulated Other Comprehensive Income (Loss)		Total Share- holders’ Equity	Comprehensive Income
Balance at December 31, 2006	$258	$1,398	$1,822	$(475)	$5,213		$(16)	$8,200
Net income	-	-	-	-	1,024		-	1,024	$1,024
Employee benefit plan adjustment (net of income tax expense of $17 million)	-	-	-	-	-		29	29	29
Comprehensive income									$1,053
Equity contribution	-	17	383	-	-		-	400
Tax benefit from employee stock plans	-	-	15	-	-		-	15
Common stock dividend	-	-	-	-	(509)		-	(509)
Preferred stock dividend	-	-	-	-	(14)		-	(14)
Adoption of new accounting pronouncement	-	-	-	-	(20)		-	(20)
Balance at December 31, 2007	258	1,415	2,220	(475)	5,694		13	9,125
Net income	-	-	-	-	1,199		-	1,199	$1,199
Employee benefit plan adjustment (net of income tax expense of $159 million)	-	-	-	-	-		(229)	(229)	(229)
Comprehensive income									$970
Equity contribution	-	4	266	-	-		-	270
Tax benefit from employee stock plans	-	-	4	-	-		-	4
Common stock dividend	-	-	-	-	(568)		-	(568)
Common stock cancelled	-	(97)	(159)	475	(219)		-	-
Preferred stock dividend	-	-	-	-	(14)		-	(14)
Balance at December 31, 2008	258	1,322	2,331	-	6,092		(216)	9,787
Net income	-	-	-	-	1,250		-	1,250	$1,250
Employee benefit plan adjustment (net of income tax expense of $10 million)	-	-	-	-	-		62	62	62
Comprehensive income									$1,312
Equity contribution	-	-	718	-	-		-	718
Tax benefit from employee stock plans	-	-	6	-	-		-	6
Common stock dividend	-	-	-	-	(624)		-	(624)
Preferred stock dividend	-	-	-	-	(14)		-	(14)
Balance at December 31, 2009	$258	$1,322	$3,055	$-	$6,704	$	(154)	$11,185

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2009.